UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2005

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania 15219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (412) 553-5700

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.      Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On January 28, 2005 Equitable Resources, Inc. (“Equitable”) sent a notice to the directors and executive officers of Equitable advising that the blackout period with respect to certain benefit plans, which was expected to end during the week of January 23, 2005, was being extended with a new expected end during the week of February 13, 2005.  Equitable provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Vice Chairman and Executive Vice President, Finance and Administration

January 28, 2005

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Notice of Extension of Blackout Period to Directors and Executive Officers of Equitable Resources, Inc. dated January 28, 2005.